UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

September 27, 2005

Date of Report (date of earliest event reported)

MICRON TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10658	75-1618004
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8000 South Federal Way
Boise, Idaho 83716-9632
(Address of principal executive offices)

(208) 368-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 2.02.      Disclosure of Results of Operations and Financial Condition.

On September 29, 2005, Micron Technology, Inc. announced its financial results for the quarter and year ended September 1, 2005.  The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.03.      Amendments to Articles of Incorporation or Bylaws; Change in Financial Year

On September 27, 2005, the Company’s Board of Directors amended the Bylaws of the Company to set the number of directors on the Company’s Board of Directors at seven.  See Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.      Financial Statements and Exhibits.

(c)  Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Press Release issued on September 29, 2005.
99.2	Bylaws of the Registrant, as amended

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRON TECHNOLOGY, INC.

Date:	September 29, 2005	By:	/s/ W. G. Stover, Jr.
		Name:	W. G. Stover, Jr.
		Title:	Vice President of Finance and
Chief Financial Officer

INDEX TO EXHIBITS FILED WITH

THE CURRENT REPORT ON FORM 8-K DATED SEPTEMBER 29, 2005

Exhibit	Description

99.1	Press Release issued on September 29, 2005.
99.2	Bylaws of the Registrant, as amended